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                                                                    Exhibit 23.1

                         Consent of Independent Auditors
                         -------------------------------

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Cooper Cameron Corporation of our report dated January 27, 2003, included in the 2002 Annual Report to Stockholders of Cooper Cameron Corporation.

We also consent to the incorporation by reference in the following Registration Statements on Forms S-8 or Forms S-3 and S-3/A of Cooper Cameron Corporation of our report dated January 27, 2003, with respect to the consolidated financial statements of Cooper Cameron Corporation incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 2002.

Registration
Statement No.                                  Purpose
-------------                                  -------
No. 333-26923                Form S-8 Registration Statements pertaining to the
No. 33-95004                 Amended and Restated Cooper Cameron Corporation
No. 333-53545                Long-Term Incentive Plan
No. 333-37850

No. 33-94948                 Form S-8 Registration Statement pertaining to the
                             Cooper Cameron Corporation Employee Stock
                             Purchase Plan

No. 33-95002                 Form S-8 Registration Statement pertaining to the
                             Cooper Cameron Corporation Retirement Savings Plan

No. 333-57991                Form S-8 Registration Statement pertaining to the
                             Individual Account Retirement Plan for Bargaining
                             Unit Employees at the Cooper Cameron Corporation
                             Buffalo, New York Plant

No. 333-51705                Form S-3 Registration Statement pertaining to the
                             Cooper Cameron Corporation shelf registration of debt securities

No. 333-77641                Form S-8 Registration Statement pertaining to the
                             Cooper Cameron Corporation Savings-Investment Plan for Hourly Employees

No. 333-79787                Form S-8 Registration Statement pertaining to the
                             Cooper Cameron Corporation Second Amended and
                             Restated 1995 Stock Option Plan for Non-Employee
                             Directors

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No. 333-46638                Form S-8 Registration Statements pertaining to the
No. 333-82082                Cooper Cameron Corporation Broad Based 2000
No. 333-61820                Incentive Plan.


No. 333-96565                Form S-3 and S-3/A Registration Statements
                             pertaining to the Cooper Cameron Corporation shelf registration of up to $500 million of securities.

                                           /s/ Ernst & Young LLP



                                              ERNST & YOUNG LLP

Houston, Texas
March 21, 2003